Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
Exhibit 10.1
THIS AGREEMENT IS SUBJECT TO
ARBITRATION PURSUANT TO THE
SOUTH CAROLINA UNIFORM ARBITRATION ACT
DISTRIBUTION AGREEMENT
TABLE OF CONTENTS

ARTICLE ELEMENT
1. Definitions	2
2. Services	3
3. Term/Termination/Early Termination	3
4. Compensation	4
5. Terms of Payment	4
6. Safekeeping/Title	4
7. Loss-Damage: Storage/Handling	4
8. Charge-backs	5
9. Indemnification	5
10. Force Majeure	5
11. Insurance	5
12. Access Control	6
13. Assignment	6
14. Nondisclosure	6
15. Notice	7
16. Independent Contractor	7
17. Compliance with Laws	8
18. Nondiscrimination	8
19. Non-Waiver; Reservation of Rights	8
20. Waiver of Lien	8
21. Headings	9
22. Applicable Law	9
23. Severability	9
24. Authority	9
25. Interpretation	9
26. Arbitration	10
27. Successors and Assigns	10
Exhibits

“A”	Scope of Work
“B”	Compensation
“C”	Chargeback agreement

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
DISTRIBUTION AGREEMENT
THIS DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into as of the 13th day of February 2009, by R.G. BARRY CORPORATION, hereinafter referred to as CUSTOMER, and UTi INTEGRATED LOGISTICS, INC., hereinafter referred to as CONTRACTOR.
W I T N E S S E T H
WHEREAS, CONTRACTOR is in the business of providing storage, equipment, management, and personnel for the operation of DISTRIBUTION CENTER facilities; and
WHEREAS, Contractor has agreed to provide distribution services in a facility known as Fontana or UTi DISTRIBUTION CENTER (hereinafter sometimes DISTRIBUTION CENTER), located at 13230 San Bernardino Ave., Fontana, CA;
WHEREAS, CUSTOMER further desires to obtain DISTRIBUTION CENTER operating services from CONTRACTOR; and
WHEREAS, both parties have considered their respective obligations and responsibilities and the consequences of entering into a binding agreement and are desirous of doing so.
NOW, THEREFORE, in consideration of the PREMISES and of the mutual covenants set forth herein, the parties agree as follows:
ARTICLE ONE
DEFINITIONS
1.01.	MATERIAL means any unfinished matter, including packaging supplies, furnished by or on behalf of CUSTOMER to CONTRACTOR for handling, storage, or use.
1.02.	PRODUCT means finished goods and parts that have been furnished by or on behalf of CUSTOMER for handling, storage or use by CONTRACTOR.

1.03.	REPLACEMENT COST shall be defined as follows:
(a)	When the MATERIAL or PRODUCT was purchased by CUSTOMER, REPLACEMENT COST means the price paid by CUSTOMER at the time of purchase.
(b)
When the MATERIAL or PRODUCT was manufactured by CUSTOMER for sale to customers, REPLACEMENT COST means CUSTOMER’s lowest current (or most-favored-customer) wholesale list price for the MATERIAL or PRODUCT less ten (10%) percent.

(c)	When the MATERIAL or PRODUCT was manufactured by CUSTOMER but not for sale to customers, REPLACEMENT COST means CUSTOMER’s actual direct manufacturing cost.
1.04.
PREMISES means that portion of the DISTRIBUTION CENTER devoted to CUSTOMER’s PRODUCT and MATERIAL as set forth on Exhibit B attached hereto, which PREMISES shall be used exclusively for CUSTOMER and shall be segregated from other portions of the DISTRIBUTION CENTER.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE TWO
SERVICES
2.01.
CONTRACTOR shall provide DISTRIBUTION CENTER services to CUSTOMER including the handling, storing, shipping and transportation (pursuant to CUSTOMER’s direction and instruction) of CUSTOMER’s MATERIALS and PRODUCTS that CUSTOMER elects to deliver to CONTRACTOR, as further described in Exhibit A attached hereto.

2.02.	CONTRACTOR shall obtain or provide all necessary personnel and equipment, in addition to any provided by CUSTOMER, to enable it to perform its DISTRIBUTION CENTER and shipping obligations hereunder.
2.03.	CONTRACTOR shall strive to maintain the DISTRIBUTION CENTER and the equipment used in the performance of services hereunder in a clean, proper, and safe operating condition.
2.04.
The services provided by CONTRACTOR hereunder shall be available eight (8) hours per day, five (5) days per week, fifty-two (52) weeks per year (excluding holidays designated by CUSTOMER). CONTRACTOR shall also provide overtime, weekend and emergency service at other times requested by CUSTOMER upon reasonable notice.

ARTICLE THREE
TERM/TERMINATION/EARLY TERMINATION
3.01
This Agreement shall be effective as of the day and year first written above (the Effective Date) and shall continue through December 31, 2011 (the “Initial Term”). Thereafter this Agreement shall automatically renew for periods of one (1) year (the “Renewal Term(s)) (unless written notice of termination is given by either party at least one hundred twenty (120) days prior to the end of the initial term or any extension thereof, in which event the termination shall be effective as of the end of the “Initial Term” or the “Renewal Term” as the case may be.

3.02
Either party may terminate this Agreement for any or no reason upon ninety (90) days’ written notice to the non-terminating party. In addition, if due to casualty, condemnation or other occurrence the PREMISES or the DISTRIBUTION CENTER are unavailable for the services the parties shall work in cooperation to find replacement facilities to provide the services contemplated under this Agreement; provided that if services are materially impaired at the PREMISES or the DISTRIBUTION CENTER for a period of 90 days or more, or if because of the nature of the occurrence CUSTOMER reasonably determines that services at the PREMISES or the DISTRIBUTION CENTER shall be materially impaired for a period of 90 days or more, CUSTOMER may terminate this Agreement by written notice to CONTRACTOR.

3.03
Should CUSTOMER terminate this Agreement prior to the end of the “Initial Term” or any “Renewal Term” for convenience (I.e., not due to a (I) termination of CONTRACTOR’S lease for the DISTRIBUTION CENTER, (ii) the unavailability of the PREMISES or the DISTRIBUTION CENTER makes the services unavailable or materially impaired, or (iii) the default or bankruptcy of CONTRACTOR), CUSTOMER shall pay to CONTRACTOR, on a monthly basis, base service charges and seasonal service charges for months and the amount of space set forth in Exhibit B through the expiration of the “Initial Term,” or the then applicable “Renewal Term,” as appropriate, to the extent that such space is not utilized for other purposes. CUSTOMER shall receive a credit against such service charges in the amount of ***** per square foot per month for all space utilized for other purposes. CONTRACTOR shall use its best efforts to mitigate the services charges payable by CUSTOMER and find other uses for such space, in its reasonable discretion; provided that CONTRACTOR shall not be required to find a substitute use for the space allocated to CUSTOMER until all other vacant space in the DISTRIBUTION CENTER is utilized.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
3.04
If either party hereto shall default in the substantial performance of any obligation specified herein, the non-defaulting party shall notify the defaulting party of the default in writing and, if such default is not remedied within thirty (30) days from dispatch of such notice, the non-defaulting party shall have the right to terminate this Agreement immediately, provided, however, that, in the event that such default cannot be wholly cured within thirty (30) days, the defaulting party shall have such longer period as shall be reasonably necessary to cure the default so long as the defaulting party (a) has commenced to cure within said thirty-day period and (b) continues diligently to effect, and does effect, a cure within fifteen (15) additional days. Termination under Article Three above shall not relieve or release either party hereto from any rights, liabilities or obligations that have accrued prior to the effective date of such termination. The term “obligations” in the context of these Articles shall include MATERIALS and PRODUCTS which have been authorized by release(s) but not yet delivered. Such release(s) shall be completed even if delivery must occur after the termination date hereof.

ARTICLE FOUR
COMPENSATION
4.01.
CUSTOMER shall pay CONTRACTOR in accordance with the schedule attached hereto as Exhibit B Compensation. Should CUSTOMER request space in excess of that stated in Exhibit B, the service charges shall be increased at the same rate (***** per square foot of additional space per month ) to reflect the increase in space for the actual months used. CUSTOMER must authorize all services under this Agreement.

ARTICLE FIVE
TERMS OF PAYMENT
5.01.	CONTRACTOR shall invoice CUSTOMER monthly for all services performed and sums due under this Agreement during the preceding month.
5.02.
Payment shall be due thirty (30) days after date of CONTRACTOR’s invoice. Any payments not received by CONTRACTOR within thirty (30) days of the invoice date shall be subject to a late-payment charge of one (1.0%) percent per month, calculated from the invoice date. In the event a portion of an invoice is questioned or in dispute, payment shall nonetheless be made of all portions not in question.

ARTICLE SIX
SAFEKEEPING/TITLE
6.01.
CONTRACTOR shall exercise reasonable care in the safekeeping and safe handling of all CUSTOMER MATERIAL or PRODUCT when in the care, custody, and control of CONTRACTOR. Unless otherwise specified in this Agreement, title to such MATERIAL or PRODUCT shall remain with CUSTOMER. If requested by CUSTOMER, CONTRACTOR shall segregate and placard such MATERIAL or PRODUCT indicating CUSTOMER’s ownership. CONTRACTOR shall take no action inconsistent with CUSTOMER’s ownership of CUSTOMER MATERIAL or PRODUCT.

ARTICLE SEVEN
LOSS-DAMAGE: STORAGE/HANDLING
7.01.
CONTRACTOR is hereby granted an annual operational no-fault “loss-damage” allowance in the amount of *****, to be based solely on the valuation and inventory records of the Customer and the activities at the DISTRIBUTION CENTER as reported to the Customer by UTi.

7.02.
In the event of any loss or damage to MATERIAL or PRODUCT in excess of the “loss-damage” allowance that results from the negligent acts or omissions of CONTRACTOR, its employees, agents, or assigns, CONTRACTOR shall reimburse CUSTOMER at REPLACEMENT COST up to a maximum of ***** Dollars per incident and in the annual aggregate.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
7.03.
CONTRACTOR shall report in writing to CUSTOMER any incident involving loss or damage in excess of *****, and shall provide such documentation regarding the incident as may be reasonably requested by CUSTOMER.

ARTICLE EIGHT
CHARGE-BACKS
8.01
When preparing CUSTOMER’s goods for shipment to CUSTOMER’s customers, should CONTRACTOR fail to comply with certain requirements of that preparation, CONTRACTOR agrees to reimburse CUSTOMER for “Charge-backs” as set forth on Exhibit C attached hereto and a part hereof. All Charge-backs must be reported to CONTRACTOR within sixty (60) days of CUSTOMER receiving notification thereof. CONTRACTOR will not be responsible for Charge-backs not reported to CONTRACTOR within one (1) year after occurrence.

ARTICLE NINE
INDEMNIFICATION
9.01.
CONTRACTOR will indemnify, hold harmless, and defend CUSTOMER against all liability, loss and expense including, but not limited to, settlements, judgments, court costs, and attorney fees incurred by CUSTOMER resulting from any act or omission, whether negligent or intentional, by CONTRACTOR in performance under this Agreement (other than those losses covered by the “loss-damage” allowance in Article Seven above). This indemnity shall not apply to the extent that the liability, loss or expense is caused by any act or omission, whether negligent or intentional, on the part of CUSTOMER.

9.02.
CUSTOMER will indemnify, hold harmless, and defend CONTRACTOR against all liability, loss and expense including, but not limited to, settlements, judgments, court costs, and attorney fees incurred by CONTRACTOR resulting from any act or omission, whether negligent or intentional, by CUSTOMER in performance under this Agreement. This indemnity shall not apply to the extent that the liability, loss or expense is caused by any act or omission, whether negligent or intentional, on the part of CONTRACTOR.

ARTICLE TEN
FORCE MAJEURE
10.01.
No liability shall result to either party from delay in performance or from nonperformance caused by circumstances beyond the control of the party who has delayed performance or not performed, including but not necessarily limited to acts of nature, acts of war, civil commotions, riots, strikes, lockouts, acts of the government in either its sovereign or contractual capacity, accident, fire, water damages, flood, earthquake, or other natural catastrophes. The non-performing party shall be diligent in attempting to remove any such cause of delay or non-performance and shall promptly notify the other party of its extent and probable duration.

ARTICLE ELEVEN
INSURANCE
11.01.	Each party shall carry and maintain in force as necessary at all times relevant hereto insurance of the type and minimum coverage limits stated below:
(a)	Commercial General Liability (Occurrence Form), including contractual liability in a Combined Single Limit for Bodily Injury and Property Damage: $1,000,000 per occurrence;
(b)	Excess Liability — Umbrella form in the amount of $5,000,000 excess over existing Employers Liability, General Liability, and Automotive Liability.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
11.02.
Certificates of insurance evidencing the coverages required above of either party shall be filed with the other party on or before the Effective Date of this Agreement. Such certificates shall require that the insurer will give both parties thirty (30) days’ advance notice of any changes in, or cancellation of, coverage, but neither party shall incur any liability if the insurer should fail to provide such notice.

11.03	The minimum coverages required under this Agreement shall serve as limits to CONTRACTOR’s liability to CUSTOMER for any of the covered expenses.
11.04	Should the CONTRACTOR use the services of subcontractors, CONTRACTOR will require subcontractor to carry the same level of insurance coverage.
ARTICLE TWELVE
ACCESS CONTROL
12.01.
CONTRACTOR shall permit entry to the PREMISES only to CUSTOMER’s authorized personnel or invitees and to such other persons whose presence is necessary for the administration of the DISTRIBUTION CENTER operation or to carry on business functions of CUSTOMER.

12.02.
CONTRACTOR shall permit entry to the DISTRIBUTION CENTER only to those persons whose presence is necessary for the administration of the DISTRIBUTION CENTER operation or to carry on business functions of CUSTOMER and other customers of CONTRACTOR utilizing space in the DISTRIBUTION CENTER.

ARTICLE THIRTEEN
ASSIGNMENT
13.01.
The rights and obligations covered herein are personal to each party hereto, and for this reason this Agreement is assignable only with the written consent of the other party, such consent not to be unreasonably withheld.

ARTICLE FOURTEEN
NONDISCLOSURE
14.01.
CONTRACTOR agrees not to disclose to third parties any information or knowledge that may be gained or learned by it or its employees about the business, products, employees or methods employed by CUSTOMER unless such disclosure is necessary to perform services required under this Agreement. CONTRACTOR shall restrict access to the PREMISES only to those persons permitted in this Article Fourteen who have signed a confidentiality agreement.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE FIFTEEN
NOTICE
15.01.
Whenever any notice, demand, consent, or approval shall or may be given hereunder to either of the parties by the other, each such notice, demand, consent, or approval shall be in writing and be sent by telecopier/fax with a confirmation copy dispatched no later than the next business day by national courier service (such as Federal Express), addressed as follows:

To CONTRACTOR at:	With Copy to:

UTi Integrated Logistics, Inc.	Stephen Savarese
Attention: President, Distribution	General Counsel
700 Gervais Street	UTi
Suite 100	900 Cummings Center, Suite 403T
Columbia, South Carolina 29201	Beverly, Massachusetts 01915
Fax: (803) 771-6785	Fax: (978) 232-9921

To CUSTOMER at:	With Copy to:

R.G. Barry Corporation	R.G. Barry Corporation
Attention: Jose Ibarra	Attention: Ann Scarberry
13405 Yarmouth Rd., NW	13405 Yarmouth Rd., NW
Fax: (614) 866-9787	Fax: (614) 729-7152
15.02.	Either party may change its address for purposes of receipt of any such communication by giving ten (10) days’ prior written notice of such change to the other party in the manner prescribed above.
ARTICLE SIXTEEN
INDEPENDENT CONTRACTOR
16.01.
CONTRACTOR’S relationship to CUSTOMER shall be that of an independent contractor. Nothing in this Agreement shall be construed to constitute CONTRACTOR, or any of its employees, representatives, or agents as an employee, joint venturer, or partner of CUSTOMER. Moreover, except for CONTRACTOR’S limited role as receiving and shipping agent at the DISTRIBUTION CENTER as described in Section 16.03, nothing in this Agreement shall be construed to constitute CONTRACTOR, or any of its employees, representatives, or agents as an agent of CUSTOMER.

16.02.
CUSTOMER shall refrain at all times from directing the work and activities of CONTRACTOR’S employees, subcontractors, and agents. All operational suggestions and requests by CUSTOMER shall be routed through CONTRACTOR’s Contract Administrator. Likewise, all operational suggestions and requests by CONTRACTOR shall be routed through CUSTOMER’s Contract Administrator. The names of the Contract Administrators of each party shall be provided by Notice as set forth in Article Nineteen.

16.03.
Where required in the course of rendering service hereunder, CONTRACTOR shall be considered CUSTOMER’s agent for the limited purpose of acting as a “shipper” or “receiver” of MATERIAL or PRODUCT. As such, CONTRACTOR may sign or certify that it has properly classified, described, packaged, marked, or labeled PRODUCTS or MATERIALS for shipment and that they are in proper condition for transportation according to the applicable regulations of the Department of Transportation. Similarly, CONTRACTOR may certify and acknowledge receipt, after ascertaining the accuracy of carrier’s count and the delivered condition of the MATERIALS or PRODUCTS involved.

16.04.
Neither party shall hire (or cause to be hired by a third party) any employee of the other party during the “Initial Term” hereof and for a period of one (1) year thereafter without first giving written notice to the other party. Any party who hires (or causes to be hired by a third party) any employee of the other party shall pay as an agreed training reimbursement fee to the other party, within ten (10) days of demand therefor, a sum per occurrence equal to the employee’s gross compensation for the six (6) months preceding the date of demand.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE SEVENTEEN
COMPLIANCE WITH LAWS
17.01.
Both parties agree that they shall in good faith endeavor to comply with all applicable federal, state and local laws, rules, and regulations in the performance of their obligations under this Agreement.

ARTICLE EIGHTEEN
NONDISCRIMINATION
18.01.
CONTRACTOR acknowledges that it has a corporate policy of compliance with all applicable laws, rules, orders, and regulations of governmental authority covering the production, sale, and delivery of the materials or services specified herein, including, but not limited to, Executive Order 11246, and the rules and regulations promulgated thereunder, the Rehabilitation Act of 1973, and the Vietnam Era Veterans Readjustment Act of 1974. Further, CONTRACTOR’S policy also includes compliance with all applicable provisions of the Fair Labor Standards Act of 1938, as amended.

ARTICLE NINETEEN
NON-WAIVER; RESERVATION OF RIGHTS
19.01.
CUSTOMER’s or CONTRACTOR’s waiver of any of its remedies afforded hereunder or by law is without prejudice and shall not operate as a waiver of any other remedies that such party shall have available to it, nor shall such waiver operate to waive such party’s rights to any remedies due to a future breach, whether of a like or different character. In no event shall the failure of CUSTOMER or CONTRACTOR to insist upon strict performance of any of the terms, conditions and covenants herein be deemed to be a waiver of any rights or remedies that CUSTOMER or CONTRACTOR may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be waived in writing.

ARTICLE TWENTY
WAIVER OF LIEN
20.01.
All right, title and interest in and to all of the MATERIAL and PRODUCT shall remain with CUSTOMER. CONTRACTOR, for itself and its successors and assigns, hereby waives and relinquishes, and agrees to obtain from third parties who might claim any such lien or right (such as CONTRACTOR’S secured creditors and the landlord of the DISTRIBUTION CENTER), their written waiver and relinquishment of all rights, if any, to any common law or statutory lien or other right of retention whatsoever with respect to the MATERIAL and PRODUCT. CONTRACTOR acknowledges that the provisions of the preceding sentence are a bargained consideration essential to CUSTOMER’s agreement to CONTRACTOR’s possession of the MATERIAL and PRODUCT. Unless otherwise provided herein, no liens or judgments against, CONTRACTOR shall be applicable to CUSTOMER’s property, including the MATERIAL and PRODUCT.

20.02.
Within 5 business days after CUSTOMER’S execution of this Agreement, CUSTOMER shall provide to CONTRACTOR during the initial term of this Agreement a standby letter of credit (the “LC”) in form and substance reasonably acceptable to CONTRACTOR and CUSTOMER, upon all of the following terms:

(i)
CONTRACTOR may draw upon the LC only in the event that CUSTOMER files, or has filed against it, a petition in Bankruptcy and then only for amounts which have not been paid to CONTRACTOR under this Agreement within 5 days after the due date thereof; and

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
(ii)
for the period from February 13, 2009 to February 12, 2010, the face amount of the LC shall be *****; the face amount of the LC during the period from February 13, 2010 to February 12,2012 shall be *****; the face amount of the LC for the period from February 13,2012 to December 31,2012 shall be *****; and no letter of credit shall be required after December 31, 2012, provided that the parties may, at their option, discuss the possibility of mutually agreeing on the need for a letter of credit after December 31,2012; and

(iii)
the obligations of CUSTOMER with respect to the LC may be provided by one or more letters of credit and/or successive letters of credit, so long as a replacement letter of credit is provided to CUSTOMER prior to the expiration of the then existing letter of credit.

ARTICLE TWENTY-ONE
HEADINGS
21.01.	All headings of the clauses of this Agreement are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.
ARTICLE TWENTY-TWO
APPLICABLE LAW
22.01.	This Agreement shall be construed, enforced, and performed in accordance with the laws of the State of South Carolina.
ARTICLE TWENTY-THREE
SEVERABILITY
23.01.
In the event that any clause of this Agreement shall be found to be void or unenforceable, such finding shall not be construed to render any other clause of this Agreement either void or unenforceable, and all other clauses shall remain in full force and effect unless the clause(s) that is/are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either party.

ARTICLE TWENTY-FOUR
AUTHORITY
24.01.
The parties hereby represent that they have full power and authority to enter into and perform this Agreement, and the parties know of no Agreement, promises, or undertakings that would prevent the full execution and performance of this Agreement.

ARTICLE TWENTY-FIVE
INTERPRETATION
25.01.
This Agreement, together with the attachments and Exhibits specifically referenced and attached hereto, embodies the entire understanding between CUSTOMER and CONTRACTOR, and there are no contracts, understandings, conditions, warranties, or representations, oral or written, express or implied, with reference to the subject matter hereof that are not merged herein. Except as otherwise specifically stated, no modification hereto shall be of any force or effect unless (a) reduced to writing and signed by both parties hereto, and (b) expressly referred to as being a modification of this Agreement. Both parties recognize that each equally participated in the preparation of this Agreement, and no weight shall be given to, nor shall any construction or interpretation be influenced by, any presumption of preparation of an Agreement by CUSTOMER or by CONTRACTOR.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
ARTICLE TWENTY-SIX
ARBITRATION
26.01.
Any controversy which shall arise between CUSTOMER and CONTRACTOR regarding the rights, duties, or liabilities of either party hereunder shall be settled by binding arbitration in Columbia, South Carolina in accordance with the South Carolina Uniform Arbitration Act and pursuant to the rules of the American Arbitration Association except that the arbiters shall have no authority to make any award for punitive damages. The arbitration award shall be by written decision and shall be final and binding. Judgment upon the award may be entered and enforced by any court of competent jurisdiction.

26.02.
Not withstanding the foregoing, if any arbitration proceeding shall be commenced, or if any action at law or in equity, shall brought by either party for any reason and including but not limited to or on account of any breach of or to enforce or interpret any of the covenants, terms or conditions of this Agreement, the prevailing party shall be entitled to recover costs and expenses, including reasonable attorneys’ fees, from the other party and such attorneys’ fees and other costs and expenses shall be made a part of any award or judgment rendered.

ARTICLE TWENTY-SEVEN
SUCCESSORS AND ASSIGNS
27.01.	The covenants, conditions and agreements contained in this Agreement shall bind and inure to the benefit of CUSTOMER and CONTRACTOR and their respective successors and permitted assigns.
{Signature Page Follows}

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
{Signature Page}
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives to be effective as of the day and year first above written.

CONTRACTOR:		CUSTOMER:

UTi INTEGRATED LOGISTICS, INC.		R. G. BARRY CORPORATION

By:	/s/ Douglas L. Walker	By:	/s/ José G. Ibarra

Its: President		Its: SVP Finance, CFO
Date: April 20, 2009		Date: April 23, 2009
Exhibits attached:

“A”	Scope of Work
“B”	Compensation
“C”	Chargeback Agreement

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
EXHIBIT A

SCOPE OF WORK
This schedule is incorporated in and made a part of the Master Distribution Services Agreement. This schedule provides a brief, non-inclusive overview/guideline of the expected functions to be performed by the Operator at the DISTRIBUTION CENTER (DC). The Seasonal Program (SP) is an integrated part of the DC operations: however, program requirements and characteristics may vary slightly from typical DC programs. RGB has contracted with UTi for storage and distribution in the Ontario warehouse. RGB sells and ships slippers to such department stores as ***** and several others. Their product is purchased from overseas manufacturers and shipped to the LA port where they are picked up and delivered to the warehouse. The warehouse will receive the goods, store and ship according to RGB requirement.
RECEIVING
•	Warehouse will receive an ASN (943) for future in-transits. There will be one ASN per container. Container may contain several PO’s.
•	Warehouse typically has 24 hours to unload, count and report to RGB the contents received.
•	Several containers may arrive at one time. RGB will prioritize the unloading.
•	Unload container, blind count and receive into warehouse.
•	All OS&D’s signed off by supervisor and scanned to RGB.
•	Communicate to RGB via 944 product received.
•	RGB will update their system according to the 943 sent then modify manually to correct quantities from our OS & D spread sheet.
•	No packing slip in containers. Warehouse will need to print In-transit report.
•	TR number, container and sku quantity are the information fields needed to update the RGB system.
INVENTORY MANAGEMENT
•	Product will be stored as a single lotted item.
•	All products are case in and case out.
•	Warehouse will do cycle counting.
•	RGB requires one wall to wall inventory a year.
•	An 846 will be sent each week on Sunday for system reconciliation.
•	An 832 will be sent for item maintenance.
•	If an item already exists then the item supplemental file will have the old item references removed and replaced with the new one.
ORDER MANAGEMENT
•	RGB will send a 940 for each order.
•	Orders will be received into future status. Orders have a start ship date and a cancel after date.
•	Orders will be released for pick by ship date.
•	Orders may be picked early and held for shipping.
•	Orders will be release in waves if possible.
•	Pick tickets are printed for all orders.
•	Order changes will be communicated to CSR via email.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
•	***** orders will be governed by the 753 and 754 EDI transactions.
•	RGB will receive ***** orders Monday night.

•	Tuesday 753 sent to ***** and orders sent to warehouse.

•	Tuesday night ***** sends 754 to RGB.

•	Wednesday morning RGB sends modified 754 to warehouse.

•	Wednesday, warehouse will print labels and apply to cases.

•	Thursday carriers will begin picking up shipments.
•	UPS and FEDEX orders will be wave picked by carrier.
•	Labels will be printed at the UPS or FEDEX station.
•	UPS and FEDEX stations will be connected to and/or for shipment information to be passed and processed automatically.
•	All orders must be confirmed when shipped to allow time for 945 to be generated and sent to RGB where they will generate the customer ASN.
PICKING
•	Depending on the requirements of loading bt customer picking will happen on individual orders, consolidate picks or wave picks.
•	***** will be bulked pick by ***** PO number by sku.
•	UPS and FEDEX bulked picked but process through stations by order.
SHIPPING
•	All orders will be routed using checklist provided by RGB.
•	Shipments will be tendered to carrier according to customer requirements.
•	All documents must be signed to requirement to prevent charge backs.
•	Depending on the customer floor loading and palletizing is used. Vics BOL must be marked accordingly.
•	Once shipped, the order must be confirmed immediately for 945 timing.
SHIPPING DOCUMENTS
•	Picking ticket
•	UCC128 labels
•	Vics Bol
•	Manifest
•	Packing Slip

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
EXHIBIT B
COMPENSATION

Service	Cost	Comment
Premises: 13230 San Bernardino, Fontana, CA

1. Base monthly service charge	*****	January – December

2. Seasonal monthly service charge	*****	June – December

3. Unit Handling Rates

Inbound	*****	per inbound carton

	*****	per inbound display

	*****	per inbound layer (****)

Outbound	*****	per outbound carton

	*****	per outbound display

	*****	per outbound transfer

	*****	per outbound layer (****)

Transload	*****	per carton

Supplies

4. Supplies (shrinkwrap, tape, cartons, etc.)	→	**********

5. Other

Special Project Labor	*****	per warehouse hour

	*****	per warehouse overtime hour

	*****	per clerical hour

	*****	per clerical overtime hour

Reboxing / Recoup	*****	per carton

Display prep (palletize, band, wrap)	*****	per pallet

IT Support	→	**********

6. Compliance Manager (as mutually agreed to by the parties)	→	*****
Note: All compensation for items 4, 5 and 6 shall be subject to CUSTOMER’S pre-approval.

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
EXHIBIT C

CHARGE-BACK AGREEMENT
For each of the following failures to comply with requests, CONTRACTOR shall pay to CUSTOMER, ***** of the charge-back incurred by CUSTOMER, up to a maximum of:

1. BOL
a. Missing BOL	*	****
b. Incorrect documentation, Master BOL, Manifest, Supplement	*	****

2. BOL Infractions
a. BOL not signed and dated by Driver and UTI	*	****
b. Incorrect Cartons / Weight on the BOL	*	****
c. BOL not marked SLC or SLDC	*	****
d. Failure to mark Pallet Y/N	*	****
e. Incorrect SCAC	*	****
f. Missing Customer ID #	*	****
g. Missing Trailer #, Seal #, Pro #	*	****
h. Incorrect Freight Charge Terms	*	****

3. ASN Failure	*	****

4. Invalid Routing
a. Failure to follow customer lead time requirements for routing	*	****
b. Incorrect routing method, such as call, fax, internet	*	****
c. Failure to combine same day or consecutive day shipments	*	****
d. Incorrect carrier	*	****
e. Failure to fax docs, i.e., BOL, Manual ASN, Packing Lists, etc.	*	****

5. Shipping outside of customer order window, early or late	*	****

6. Small packaging routing errors
a. Incorrect Freight Type, i.e., prepaid, collect, 3rd Party, Consignee Bill	*	****
b. Incorrect Carrier	*	****
c. Invalid tracking numbers	*	****

Those portions of this Agreement that have been redacted were omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

7. Labels
a. Scanning without Maintenance Log (with Maintenance Log — No Charge)	*	****
b. Misplace Carton Labels	*	****
c. Alignment / Formatting Errors	*	****

8. Loading
a. OS & D
1. Concealed — SLDC — UTI not responsible, SLC — review of paperwork and inventory to be done.	*	****
2. Failure to load all or part of an order	*	****
b. Improper Sort and Segregation per Checklist	*	****
c. Loading Configuration, i.e., Multi-stop, High & Tight,
1. Multi-stop	*	****
2. High & Tight	*	****
3. Load Separation	*	****
d. Incorrect Carrier	*	****
e. Detention	*	****
f. Palletization Errors
1. Strapping	*	****
2. Stretch-wrap	*	****
3. CHEP	*	****
4. Pallet Labels	*	****
5. Overhang	*	****